UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2025

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 N. Albion St. Ste. 300 Denver, Colorado	80220
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2025, Medicine Man Technologies, Inc. (the “Company”) retained Philippe Faraut as the Company’s Interim Chief Financial Officer (principal financial officer and principal accounting officer) (the “Interim CFO”). Mr. Faraut’s appointment as the Company’s Interim CFO (principal financial officer and principal accounting officer) is effective as of July 14, 2025.

Mr. Faraut, 56, brings over 25 years of experience in operational finance, capital markets, investment banking, and mergers and acquisitions. Mr. Faraut was most recently employed as the Chief Financial Officer of iAnthus Capital Holdings, Inc. Prior to that, Mr. Faraut held CFO positions with Irwin Naturals, Inc. and Knight Global LLC. Between 1999 though 2021, Mr. Faraut held key financial and management positions at several well-known investment banks such as HSBC Securities USA Inc. and Merrill Lynch. Mr. Faraut received his undergraduate degree from the University of Southern California and an MBA from UCLA Anderson School of Management.

In connection with retaining Mr. Faraut as its Interim CFO, the Company entered into an Employment Agreement, effective July 14, 2025 (the “Faraut Employment Agreement”), pursuant to which the Company will pay Mr. Faraut a base salary of $45,000 per month. The Faraut Employment Agreement terminates on January 14, 2026, unless terminated earlier by mutual agreement or for cause.

The foregoing summary of the Faraut Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Faraut Employment Agreement dated June 14, 2025, a copy of which is furnished as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1 *, **, +	Faraut Employment Agreement, dated July 14, 2025, by and between Medicine Man Technologies, Inc. and Philippe Faraut.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.
**	Certain information has been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any redacted information to the Securities and Exchange Commission upon request.

+	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Christine Jones
Date: July 18, 2025		Christine Jones Chief Legal Officer